UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: September 30, 2012

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

FORM N-Q

SEPTEMBER 30, 2012

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CORPORATE BONDS & NOTES - 82.7%
CONSUMER DISCRETIONARY - 15.1%
Auto Components - 0.8%
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	550,000		$559,625
Continental Rubber of America Corp., Senior Secured Notes	4.500%	9/15/19	2,240,000		2,293,760	(a)
Continental Rubber of America Corp., Senior Secured Notes	4.500%	9/15/19	410,000		419,840	(a)
Europcar Groupe SA	11.500%	5/15/17	455,000	EUR	574,465	(a)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	1,160,000	EUR	1,179,483	(a)

Total Auto Components					5,027,173

Automobiles - 0.9%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	2,970,000		3,177,900
Escrow GCB General Motors	—	—	2,220,000		0	*(b)(c)(d)
Escrow GCB General Motors	—	—	4,330,000		0	*(b)(c)(d)
General Motors Financial Co. Inc., Senior Notes	6.750%	6/1/18	1,380,000		1,537,584
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	560,000		631,400	(a)

Total Automobiles					5,346,884

Diversified Consumer Services - 1.4%
Odeon & UCI Finco PLC, Senior Secured Notes	9.000%	8/1/18	1,450,000	GBP	2,376,581	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	675,000		718,875
ServiceMaster Co., Senior Notes	8.000%	2/15/20	1,400,000		1,491,000
ServiceMaster Co., Senior Notes	7.000%	8/15/20	620,000		638,600	(a)
Sotheby’s, Senior Notes	7.750%	6/15/15	1,930,000		2,103,700	(b)
Sotheby’s, Senior Notes	5.250%	10/1/22	1,520,000		1,539,000	(a)

Total Diversified Consumer Services					8,867,756

Hotels, Restaurants & Leisure - 5.2%
Affinity Gaming LLC/Affinity Gaming Finance Corp., Senior Notes	9.000%	5/15/18	1,350,000		1,407,375	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,327,325		1,176,455	(a)(b)(d)(e)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	2,120,000		2,236,600
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	660,000		676,500	(a)
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	830,000		666,075
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	130,000		114,075
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,080,000		1,166,400
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	990,000		1,084,050	(a)
CCM Merger Inc., Senior Notes	9.125%	5/1/19	1,410,000		1,434,675	(a)
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	315,000		277,200	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	1,460,000		1,580,450	(a)
Enterprise Inns PLC, Senior Secured Bonds	6.500%	12/6/18	1,548,000	GBP	2,205,993
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	1,290,000		1,183,575	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	1,380,000		1,462,800	(a)
Marstons Issuer PLC, Secured Bonds	5.641%	7/15/35	882,000	GBP	1,036,144	(f)
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	1,690,000		1,909,700
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	4,010,000		3,689,200	(a)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	3,040,000		3,382,000
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	785,000		908,637

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Hotels, Restaurants & Leisure - continued
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	405,000		$432,338	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	2,230,000		2,330,350
Snoqualmie Entertainment Authority, Senior Secured Notes	4.476%	2/1/14	905,000		900,475	(a)(f)
Wok Acquisition Corp., Senior Notes	10.250%	6/30/20	540,000		573,750	(a)

Total Hotels, Restaurants & Leisure					31,834,817

Household Durables - 0.1%
Ryland Group Inc., Senior Notes	5.375%	10/1/22	650,000		653,250

Internet & Catalog Retail - 0.2%
Netflix Inc., Senior Notes	8.500%	11/15/17	1,305,000		1,396,350

Media - 5.3%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	600,000		648,000
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.625%	1/31/22	4,280,000		4,697,300
Cengage Learning Acquisitions Inc., Senior Secured Notes	11.500%	4/15/20	2,710,000		2,913,250	(a)
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	1,010,000		989,800
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	140,000		135,100
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	2,100,000		2,325,750	(a)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	360,000		420,300
DISH DBS Corp., Senior Notes	6.750%	6/1/21	890,000		974,550
DISH DBS Corp., Senior Notes	5.875%	7/15/22	560,000		576,800	(a)
Entercom Radio LLC, Senior Notes	10.500%	12/1/19	630,000		689,850
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	1,060,000		1,128,900
Kabel Deutschland Holding AG, Senior Subordinated Secured Notes	6.500%	7/31/17	1,300,000	EUR	1,783,328	(a)
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	1,720,000		1,625,400	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	3,510,000		3,220,425	(a)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	740,000		863,025
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	4.500%	10/1/20	1,990,000		1,987,513	(a)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	710,000		607,050	(a)
Polish Television Holding BV, Senior Secured Bonds, step bond	11.250%	5/15/17	950,000	EUR	1,275,733	(a)
Seat Pagine Gialle SpA, Senior Secured Notes	10.500%	1/31/17	559,000	EUR	459,739	(a)(g)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	2,380,000		2,463,300	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	2,590,000		2,602,950	(a)

Total Media					32,388,063

Multiline Retail - 0.7%
Bon-Ton Department Stores Inc., Senior Secured Notes	10.625%	7/15/17	760,000		689,700	(a)
Bon-Ton Stores Inc., Senior Notes	10.250%	3/15/14	380,000		366,700
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	1,347,000	EUR	1,644,414	(a)
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	1,478,000		1,455,830

Total Multiline Retail					4,156,644

Specialty Retail - 0.4%
Edcon Proprietary Ltd., Senior Notes	3.502%	6/15/14	975,000	EUR	1,171,483	(a)(f)
Gymboree Corp., Senior Notes	9.125%	12/1/18	1,360,000		1,300,500

Total Specialty Retail					2,471,983

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Textiles, Apparel & Luxury Goods - 0.1%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	740,000		$786,250	(a)

TOTAL CONSUMER DISCRETIONARY					92,929,170

CONSUMER STAPLES - 1.8%
Food & Staples Retailing - 0.3%
Post Holdings Inc., Senior Notes	7.375%	2/15/22	1,760,000		1,878,800	(a)

Food Products - 0.7%
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	1,260,000	GBP	2,171,986	(a)
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	700,000		738,500	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	1,750,000		1,518,125	(a)

Total Food Products					4,428,611

Personal Products - 0.3%
Hypermarcas SA, Notes	6.500%	4/20/21	1,450,000		1,534,535	(a)

Tobacco - 0.5%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	2,729,000		2,838,160

TOTAL CONSUMER STAPLES					10,680,106

ENERGY - 15.0%
Energy Equipment & Services - 2.2%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	750,000		806,250
Compagnie Generale de Geophysique-Veritas, Senior Notes	6.500%	6/1/21	500,000		517,500
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	1,550,000		1,612,000	(a)
Hercules Offshore Inc., Senior Secured Notes	10.500%	10/15/17	2,215,000		2,345,131	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	1,210,000		1,234,200
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	410,000		416,150	(a)
Oil States International Inc., Senior Notes	6.500%	6/1/19	1,450,000		1,547,875
Parker Drilling Co., Senior Notes	9.125%	4/1/18	1,100,000		1,190,750
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	750,000		804,375	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	1,310,000		1,454,100
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	1,370,000		1,520,700

Total Energy Equipment & Services					13,449,031

Oil, Gas & Consumable Fuels - 12.8%
Arch Coal Inc., Senior Notes	7.000%	6/15/19	880,000		743,600
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	540,000		550,800	(a)
Berry Petroleum Co., Senior Notes	6.750%	11/1/20	265,000		283,550
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	670,000		708,525
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	1,220,000		1,317,600
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	490,000		529,200
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	810,000		876,825	(a)
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	900,000		920,250
Chesapeake Energy Corp., Senior Notes	9.500%	2/15/15	2,300,000		2,544,375
Chesapeake Midstream Partners LP/CHKM Finance Corp., Senior Notes	5.875%	4/15/21	700,000		736,750
Chesapeake Midstream Partners LP/CHKM Finance Corp., Senior Notes	6.125%	7/15/22	2,130,000		2,263,125
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance Inc., Senior Notes	6.625%	11/15/19	2,390,000		2,306,350	(a)
Coffeyville Resources LLC/Coffeyville Finance Inc., Senior Secured Notes	9.000%	4/1/15	130,000		139,425	(a)
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	595,000		645,575
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	1,190,000		1,282,225

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - continued
Concho Resources Inc., Senior Notes	7.000%	1/15/21	1,460,000	$1,642,500
Concho Resources Inc., Senior Notes	5.500%	10/1/22	20,000	20,875
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	870,000	915,675
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	3,180,181	2,353,334	(a)(b)(e)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	1,280,000	1,372,000
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,960,000	2,518,600
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	1,110,000	1,265,400
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	7.750%	9/1/22	1,120,000	1,145,200	(a)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	980,000	921,200
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	2,000,000	2,050,000	(a)
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	650,000	676,813	(a)
Indo Integrated Energy II BV, Senior Secured Notes	9.750%	11/5/16	1,810,000	2,009,100	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	2,210,000	2,345,363	(a)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	1,260,000	1,442,599	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	1,310,000	1,578,851	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	560,000	574,000	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	1,020,000	1,099,050
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.250%	6/15/22	1,950,000	2,106,000
MEG Energy Corp., Senior Notes	6.500%	3/15/21	800,000	860,000	(a)
Midstates Petroleum Co. Inc./Midstates Petroleum Co. LLC, Senior Notes	10.750%	10/1/20	1,230,000	1,288,425	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,350,000	965,250
Novatek Finance Ltd., Notes	6.604%	2/3/21	1,340,000	1,572,892	(a)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	3,420,000	2,291,400
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	1,290,000	1,522,200	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	289,000	267,325	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	281,000	259,925	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	915,000	979,050
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	1,000,000	1,295,000	(a)
Pioneer Energy Services Corp., Senior Notes	9.875%	3/15/18	220,000	240,350
Plains Exploration & Production Co., Senior Notes	6.125%	6/15/19	700,000	708,750
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	300,000	336,000
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	1,650,000	1,683,000
QEP Resources Inc., Senior Notes	5.375%	10/1/22	840,000	871,500
QEP Resources Inc., Senior Notes	5.250%	5/1/23	180,000	184,500
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	4,550,000	4,618,250
Range Resources Corp., Senior Notes	5.000%	8/15/22	820,000	866,125
Range Resources Corp., Senior Subordinated Notes	5.750%	6/1/21	340,000	367,200
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	410,000	440,750
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.500%	4/15/23	900,000	912,375
Samson Investment Co., Senior Notes	9.750%	2/15/20	3,440,000	3,547,500	(a)
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	1,720,000	1,775,900	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	850,000	905,250	(a)
Teekay Corp., Senior Notes	8.500%	1/15/20	1,065,000	1,123,575
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	5.875%	10/1/20	1,160,000	1,191,900	(a)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	1,000,000	1,160,500	(a)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	190,000	220,495	(a)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	1,582,000	1,922,130	(a)
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	1,010,000	984,750

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Oil, Gas & Consumable Fuels - continued
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	2,670,000		$1,748,850	(a)

Total Oil, Gas & Consumable Fuels					78,995,852

TOTAL ENERGY					92,444,883

FINANCIALS - 7.5%
Capital Markets - 0.4%
UBS AG Stamford CT, Subordinated Notes	7.625%	8/17/22	2,460,000		2,576,547

Commercial Banks - 2.2%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,950,000		2,543,980	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	890,000		869,975	(a)(f)(h)
Deutsche Postbank Funding Trust IV, Subordinated Notes	5.983%	6/29/17	2,400,000	EUR	2,482,716	(f)(h)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	1,910,000		1,873,055	(a)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	310,000		409,580	(a)(f)(h)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	3/30/31	3,137,000		3,074,260	(f)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	60,000		61,818
Santander Finance Preferred SA Unipersonal, Junior Subordinated Notes	10.500%	9/29/14	690,000		732,041	(f)(h)
Societe Generale SA, Junior Subordinated Bonds	1.211%	4/5/17	2,020,000		1,104,496	(a)(f)(h)

Total Commercial Banks					13,151,921

Consumer Finance - 0.6%
Ally Financial Inc., Senior Notes	4.625%	6/26/15	1,200,000		1,231,383
Ally Financial Inc., Senior Notes	5.500%	2/15/17	190,000		198,796
Ally Financial Inc., Senior Notes	8.000%	3/15/20	1,720,000		2,021,000

Total Consumer Finance					3,451,179

Diversified Financial Services - 3.5%
Bank of America Corp., Senior Notes	6.500%	8/1/16	800,000		926,005
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	3,210,000		3,611,250
Boats Investments (Netherlands) BV, Secured Notes	8.152%	12/15/15	3,014,090	EUR	1,220,075	(e)(f)
Boats Investments BV, Secured Notes	11.000%	3/31/17	1,978,062	EUR	1,474,306	(a)(e)
ING Groep NV, Subordinated Bonds	5.140%	3/17/16	2,280,000	GBP	2,834,942	(f)(h)
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	230,000		272,550
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	1,700,000		2,027,250
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	3,730,000		4,522,625
MMG Fiduciary & Trust Corp.	6.750%	2/1/16	470,000		477,050	(a)
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	1,830,000		1,871,175	(a)
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	1,490,000		1,631,550	(a)
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		532,500	(a)(f)

Total Diversified Financial Services					21,401,278

Insurance - 0.7%
ELM BV	5.252%	5/25/16	1,850,000	EUR	2,256,906	(f)(h)
ING Capital Funding Trust III, Junior Subordinated Bonds	4.061%	12/31/12	1,348,000		1,245,575	(f)(h)
Liberty Mutual Group, Junior Subordinated Bonds	7.800%	3/15/37	882,000		961,380	(a)

Total Insurance					4,463,861

Real Estate Investment Trusts (REITs) - 0.1%
Omega Healthcare Investors Inc., Senior Notes	5.875%	3/15/24	780,000		834,600

TOTAL FINANCIALS					45,879,386

HEALTH CARE - 4.3%
Health Care Equipment & Supplies - 0.6%
Ontex IV SA, Senior Notes	9.000%	4/15/19	2,324,000	EUR	2,896,862	(a)
Ontex IV SA, Senior Notes	9.000%	4/15/19	880,000	EUR	1,096,918	(a)

Total Health Care Equipment & Supplies					3,993,780

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Health Care Providers & Services - 2.9%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	1,270,000		$1,495,425
AMERIGROUP Corp., Senior Notes	7.500%	11/15/19	420,000		492,713
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	380,000		418,950
CHS/Community Health Systems Inc., Senior Notes	7.125%	7/15/20	1,340,000		1,431,287
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	4,235,000		3,959,725
DJO Finance LLC/DJO Finance Corp., Senior Notes	10.875%	11/15/14	770,000		800,800
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	950,000		942,875	(a)
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	940,000		982,300
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	1,170,000		1,254,825	(a)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.500%	9/15/18	950,000		1,075,875	(a)
HCA Inc., Senior Secured Notes	8.500%	4/15/19	510,000		577,575
HCA Inc., Senior Secured Notes	6.500%	2/15/20	1,650,000		1,839,750
HCA Inc., Senior Secured Notes	7.250%	9/15/20	450,000		506,250
HCA Inc., Senior Secured Notes	5.875%	3/15/22	50,000		54,438
INC Research LLC, Senior Notes	11.500%	7/15/19	720,000		727,200	(a)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	460,000		473,800	(a)
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	690,000		800,400

Total Health Care Providers & Services					17,834,188

Pharmaceuticals - 0.8%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,000,000	EUR	1,410,342	(a)
Elan Finance PLC/Elan Finance Corp., Senior Notes	6.250%	10/15/19	700,000		707,000	(a)
UCB SA, Subordinated Notes	7.750%	3/18/16	600,000	EUR	842,350	(f)(h)
Valeant Pharmaceuticals International, Senior Notes	6.375%	10/15/20	1,160,000		1,186,100	(a)
VPI Escrow Corp., Senior Notes	6.375%	10/15/20	640,000		656,000	(a)

Total Pharmaceuticals					4,801,792

TOTAL HEALTH CARE					26,629,760

INDUSTRIALS - 12.0%
Aerospace & Defense - 1.2%
Ducommun Inc., Senior Notes	9.750%	7/15/18	970,000		1,028,200
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	3,450,000		3,743,250
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	2,290,000		2,484,650	(a)

Total Aerospace & Defense					7,256,100

Airlines - 1.5%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	814,219		831,522	(a)
BAA SH PLC, Senior Secured Notes	7.125%	3/1/17	850,000	GBP	1,479,641
Continental Airlines 2012-2 Pass-Through Certificates, Notes	5.500%	10/29/20	110,000		113,300
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	117,298		128,441
Continental Airlines Inc., Pass-Through Certificates	7.373%	6/15/17	73,794		79,055
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	1,908,491		1,984,830
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	640,000		674,400	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	1,100,000		1,138,500	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Airlines - continued
Delta Air Lines 2012-1 Pass Through Trust, Secured Notes	6.875%	5/7/19	1,530,000		$1,589,287	(a)
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	276,781		305,843
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	320,055		353,661
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	200,000		210,500	(a)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	338,000		347,295	(a)

Total Airlines					9,236,275

Building Products - 0.9%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes	11.000%	6/30/15	1,304,400		1,258,746	(a)(d)
Building Materials Corp. of America, Senior Notes	6.875%	8/15/18	500,000		538,750	(a)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	1,160,000		1,273,100	(a)
Building Materials Corp. of America, Senior Secured Notes	7.000%	2/15/20	520,000		566,800	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	650,000		723,125	(a)
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	828,000	EUR	1,125,202	(a)

Total Building Products					5,485,723

Commercial Services & Supplies - 2.0%
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	2,155,000		1,810,200	(a)
American Reprographics Co., Senior Notes	10.500%	12/15/16	2,100,000		2,215,500
Geo Group Inc., Senior Notes	7.750%	10/15/17	400,000		433,000
JM Huber Corp., Senior Notes	9.875%	11/1/19	850,000		958,375	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	2,920,000		3,051,400
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	220,000		242,550
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	1,850,000		1,979,500	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	420,000		449,400	(a)
United Rentals North America Inc., Senior Notes	10.875%	6/15/16	960,000		1,072,800

Total Commercial Services & Supplies					12,212,725

Construction & Engineering - 0.7%
Odebrecht Finance Ltd.	6.000%	4/5/23	760,000		847,400	(a)
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	1,830,000		2,040,450	(a)
PH Holding LLC, Secured Notes	9.750%	12/31/17	1,170,000		1,146,600	(b)

Total Construction & Engineering					4,034,450

Electrical Equipment - 0.9%
General Cable Corp., Senior Notes	5.750%	10/1/22	800,000		816,000	(a)
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	1,180,000		1,180,000	(a)
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	1,790,000		1,807,900	(a)
Telenet Finance III Luxembourg S.C.A., Senior Secured Notes	6.625%	2/15/21	1,510,000	EUR	2,005,914	(a)

Total Electrical Equipment					5,809,814

Machinery - 1.0%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	2,000,000		2,150,000	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	1,260,000		1,373,400	(a)
Lonking Holdings Ltd., Senior Notes	8.500%	6/3/16	1,440,000		1,375,200	(a)
SPL Logistics Escrow LLC, Senior Secured Notes	8.875%	8/1/20	1,020,000		1,096,500	(a)

Total Machinery					5,995,100

Marine - 0.6%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	1,176,291		1,129,239	(a)(e)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	995,000		995,000	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Marine - continued
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	1,990,000		$1,905,425

Total Marine					4,029,664

Road & Rail - 1.5%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	4,244,926		3,820,434	(e)
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	280,000	EUR	370,608	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	13.750%	12/15/15	2,618,000		2,735,810	(a)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	1,320,000		1,481,700
Kansas City Southern de Mexico, Senior Notes	6.625%	12/15/20	780,000		887,250

Total Road & Rail					9,295,802

Trading Companies & Distributors - 0.9%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	1,570,000		1,654,388	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	1,550,000		1,615,875	(a)
UR Financing Escrow Corp., Senior Notes	7.625%	4/15/22	1,856,000		2,036,960	(a)

Total Trading Companies & Distributors					5,307,223

Transportation - 0.8%
CMA CGM, Senior Notes	8.500%	4/15/17	150,000		105,750	(a)
CMA CGM, Senior Notes	8.875%	4/15/19	2,100,000	EUR	1,828,305	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	2,300,000		2,277,000	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	920,000		963,700	(a)

Total Transportation					5,174,755

TOTAL INDUSTRIALS					73,837,631

INFORMATION TECHNOLOGY - 1.7%
Electronic Equipment, Instruments & Components - 0.4%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	1,930,000		2,229,150	(a)
Techem GmbH, Senior Secured Notes	6.125%	10/1/19	500,000	EUR	662,604	(a)

Total Electronic Equipment, Instruments & Components					2,891,754

Internet Software & Services - 0.2%
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	970,000		1,064,575

IT Services - 1.0%
First Data Corp., Senior Notes	9.875%	9/24/15	1,440,000		1,476,000
First Data Corp., Senior Notes	10.550%	9/24/15	993,165		1,021,718
First Data Corp., Senior Notes	11.250%	3/31/16	220,000		214,500
First Data Corp., Senior Secured Notes	6.750%	11/1/20	3,280,000		3,275,900	(a)

Total IT Services					5,988,118

Software - 0.1%
Legend Acquisition Sub Inc., Senior Notes	10.750%	8/15/20	660,000		650,100	(a)

TOTAL INFORMATION TECHNOLOGY					10,594,547

MATERIALS - 11.8%
Chemicals - 1.4%
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	508,000	EUR	621,797	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	510,000	EUR	689,776	(a)
LyondellBasell Industries NV, Senior Notes	5.000%	4/15/19	895,000		955,413
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	2,160,000		2,473,200
LyondellBasell Industries NV, Senior Notes	5.750%	4/15/24	895,000		1,022,537
Nufarm Australia Ltd., Senior Notes	6.375%	10/15/19	610,000		610,000	(a)
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	2,100,000	EUR	2,536,688	(a)

Total Chemicals					8,909,411

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Construction Materials - 1.0%
Cemex Finance LLC, Senior Secured Bonds	9.500%	12/14/16	1,330,000		$1,379,875	(a)
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	4,650,000		4,673,250	(a)

Total Construction Materials					6,053,125

Containers & Packaging - 2.4%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	1,750,000		1,863,750	(a)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	830,000		894,325	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	7.375%	10/15/17	1,270,000	EUR	1,742,174	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	7.375%	10/15/17	200,000		215,250	(a)
Beverage Packaging Holdings Luxembourg II SA, Senior Secured Notes	9.500%	6/15/17	2,590,000	EUR	3,353,241	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.000%	4/15/19	1,870,000		1,916,750
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	1,790,000		1,792,237	(a)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	2,700,000		2,808,000	(a)

Total Containers & Packaging					14,585,727

Metals & Mining - 5.3%
China Oriental Group Co., Ltd.	7.000%	11/17/17	1,480,000		1,287,600	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	710,000		768,575	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	695,000		752,338	(a)
Evraz Group SA, Notes	6.750%	4/27/18	4,340,000		4,318,300	(a)
Evraz Group SA, Senior Notes	9.500%	4/24/18	500,000		565,085	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	2,130,000		2,130,000	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	910,000		889,525	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	2/1/18	830,000		775,012	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	1,870,000		1,823,250	(a)
Gerdau Holdings Inc., Senior Notes	7.000%	1/20/20	1,325,000		1,537,000	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	3,910,000		2,404,650	(a)(d)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	1,530,000		1,522,350	(a)
New World Resources NV, Senior Bonds	7.375%	5/15/15	810,000	EUR	1,055,203	(a)
Ryerson Holding Corp., Senior Secured Notes	0.000%	2/1/15	2,790,000		1,987,875
Ryerson Inc./Joseph T Ryerson & Son Inc., Senior Notes	11.250%	10/15/18	1,170,000		1,177,312	(a)
Ryerson Inc./Joseph T Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	2,380,000		2,442,475	(a)
Schaeffler Finance BV, Senior Secured Notes	7.750%	2/15/17	300,000		333,000	(a)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	810,000		846,450	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	1,780,000		1,704,350
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	1,710,000		1,791,225	(a)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	175,000		183,313	(a)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	2,020,000		2,004,850	(a)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	130,000		134,875	(a)

Total Metals & Mining					32,434,613

Paper & Forest Products - 1.7%
Appleton Papers Inc., Senior Secured Notes	10.500%	6/15/15	2,400,000		2,562,000	(a)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	1,437,000		1,444,185
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	1,440,000		1,510,874
Fibria Overseas Finance Ltd., Senior Notes	7.500%	5/4/20	1,200,000		1,314,000	(a)
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	1,280,000		1,379,200	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Paper & Forest Products - continued
Sappi Papier Holding GmbH, Senior Secured Notes	6.625%	4/15/21	730,000		$704,450	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	1,290,000		1,367,400	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	515,000		399,125	(a)

Total Paper & Forest Products					10,681,234

TOTAL MATERIALS					72,664,110

TELECOMMUNICATION SERVICES - 8.7%
Diversified Telecommunication Services - 4.8%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	2,940,000		1,852,200	(a)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	340,000		214,200	(a)
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	250,000		230,000
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	1,540,000		1,678,600	(a)
Digicel Group Ltd., Senior Notes	8.250%	9/30/20	1,200,000		1,266,000	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	4/1/19	550,000		596,750
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	630,000		680,400	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	1,350,000		1,468,125
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	1,500,000		1,591,875
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	1,230,000		1,333,012
Telefonica Emisiones SAU, Senior Notes	5.462%	2/16/21	2,970,000		2,918,025
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	1,390,000		1,535,950
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	1,040,000		1,064,700	(a)
Unitymedia GmbH, Senior Secured Notes	9.500%	3/15/21	910,000	EUR	1,315,570	(a)
Unitymedia GmbH, Senior Subordinated Notes	9.625%	12/1/19	1,347,000	EUR	1,917,040	(a)
UPCB Finance V Ltd., Senior Secured Notes	7.250%	11/15/21	1,000,000		1,092,500	(a)
Vimpel Communications, Notes	6.493%	2/2/16	550,000		580,250	(a)
West Corp., Senior Notes	8.625%	10/1/18	1,850,000		1,951,750
West Corp., Senior Notes	7.875%	1/15/19	540,000		558,900
West Corp., Senior Subordinated Notes	11.000%	10/15/16	250,000		261,250
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	3,790,561		3,013,496	(a)(e)
Windstream Corp., Senior Notes	7.500%	6/1/22	600,000		639,000
Windstream Corp., Senior Notes	7.500%	4/1/23	1,700,000		1,785,000

Total Diversified Telecommunication Services					29,544,593

Wireless Telecommunication Services - 3.9%
Matterhorn Midco & Cy SCA, Senior Notes	7.750%	2/15/20	1,110,000	EUR	1,419,273	(a)
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	1,370,000		1,486,450
MetroPCS Wireless Inc., Senior Notes	6.625%	11/15/20	640,000		672,800
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	1,470,000	GBP	2,406,394	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	100,000	GBP	163,701	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	2,860,000		2,645,500
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,635,000		1,700,400
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	4,630,000		5,567,575	(a)
Sprint Nextel Corp., Senior Notes	7.000%	8/15/20	1,320,000		1,377,750
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	1,000,000		1,080,000
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	3,540,000		3,721,425	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	1,680,000		1,766,100	(a)

Total Wireless Telecommunication Services					24,007,368

TOTAL TELECOMMUNICATION SERVICES					53,551,961

UTILITIES - 4.8%
Electric Utilities - 1.2%
AES Ironwood LLC, Secured Notes	8.857%	11/30/25	1,377,402		1,590,900
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	1,090,457		992,315
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	3,777,000		4,079,160

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Electric Utilities - continued
Texas Competitive Electric Holdings Co. LLC/TCEH Finance Inc., Senior Secured Notes	11.500%	10/1/20	620,000		$488,250	(a)

Total Electric Utilities					7,150,625

Gas Utilities - 0.1%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	810,000		870,750

Independent Power Producers & Energy Traders - 3.4%
AES Corp., Senior Notes	9.750%	4/15/16	1,200,000		1,440,000
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	1,170,000		1,248,975
Colbun SA, Senior Notes	6.000%	1/21/20	580,000		654,227	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	850,000		527,000	(g)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	11.750%	3/1/22	6,520,000		6,960,100	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	530,000		551,200	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	477,000		539,010
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	1,815,000		1,860,375	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	1,840,000		1,913,600	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	2,830,000		3,028,100
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	142,895		156,470
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	1,568,614		1,749,005

Total Independent Power Producers & Energy Traders					20,628,062

Multi-Utilities - 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	580,000		735,150	(a)

TOTAL UTILITIES					29,384,587

TOTAL CORPORATE BONDS & NOTES (Cost - $499,331,205)					508,596,141

COLLATERALIZED SENIOR LOANS - 2.0%
CONSUMER DISCRETIONARY - 1.0%
Diversified Consumer Services - 0.5%
Realogy Corp., Second Lien Term Loan	13.500%	10/15/17	2,800,000		2,831,500	(i)

Hotels, Restaurants & Leisure - 0.5%
Stockbridge/SBE Holdings LLC, Term Loan B	13.000%	5/2/17	3,000,000		3,000,000	(i)

Textiles, Apparel & Luxury Goods - 0.0%
Simmons Holdco. Inc., Term Loan	6.639%	2/15/13	1,977,672		0	(b)(c)(d)(g)(i)

TOTAL CONSUMER DISCRETIONARY					5,831,500

ENERGY - 0.6%
Oil, Gas & Consumable Fuels - 0.6%
Chesapeake Energy Corp., Term Loan	8.500%	12/1/17	3,550,000		3,566,269	(i)

INDUSTRIALS - 0.1%
Marine - 0.1%
Trico Shipping AS, New Term Loan A	10.000%	5/13/14	236,756		236,756	(d)(i)
Trico Shipping AS, New Term Loan B	—	5/13/14	416,849		416,849	(d)(j)

TOTAL INDUSTRIALS					653,605

INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.1%
First Data Corp., Extended Term Loan B	4.217%	3/23/18	892,870		855,075	(i)

MATERIALS - 0.1%
Chemicals - 0.1%
Kerling PLC, Term Loan	10.000%	6/30/16	600,000	EUR	663,086	(i)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
UTILITIES - 0.1%
Electric Utilities - 0.1%
Texas Competitive Electric Holdings Co. LLC, Extended Term Loan	4.728-4.938%	10/10/17	1,294,561		$895,067	(i)

TOTAL COLLATERALIZED SENIOR LOANS (Cost - $14,566,688)					12,464,602

CONVERTIBLE BONDS & NOTES - 0.3%
CONSUMER DISCRETIONARY - 0.2%
Diversified Consumer Services - 0.2%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	1,470,000		1,411,200	(a)

MATERIALS - 0.1%
Chemicals - 0.1%
Hercules Inc.	6.500%	6/30/29	500,000		414,063

TOTAL CONVERTIBLE BONDS & NOTES (Cost - $1,118,198)					1,825,263

SOVEREIGN BONDS - 11.6%
Argentina - 1.4%
Republic of Argentina, Discount Notes	8.280%	12/31/33	6,131,493		4,843,880
Republic of Argentina, Senior Bonds	7.000%	10/3/15	4,306,000		3,950,755

Total Argentina					8,794,635

Brazil - 0.7%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	812,000	BRL	411,016
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	7,295,000	BRL	3,727,310
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	385,000	BRL	194,218

Total Brazil					4,332,544

India - 0.2%
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	930,000		939,300	(a)(f)

Indonesia - 0.8%
Republic of Indonesia, Notes	5.250%	1/17/42	2,320,000		2,653,500	(a)
Republic of Indonesia, Senior Bonds	11.000%	9/15/25	7,064,000,000	IDR	1,043,131
Republic of Indonesia, Senior Bonds	10.250%	7/15/27	3,486,000,000	IDR	496,313
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	300,000		399,750	(a)

Total Indonesia					4,592,694

Mexico - 2.0%
Mexican Bonos, Bonds	6.500%	6/9/22	143,420,000	MXN	12,173,031

Peru - 0.5%
Republic of Peru, Bonds	7.840%	8/12/20	6,464,000	PEN	3,088,287

Philippines - 0.4%
Republic of the Philippines, Senior Bonds	4.000%	1/15/21	2,220,000		2,486,400

Russia - 0.0%
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	230,000		253,508	(a)

Turkey - 2.4%
Republic of Turkey, Notes	6.750%	5/30/40	4,340,000		5,500,950
Republic of Turkey, Senior Notes	6.250%	9/26/22	7,550,000		9,053,960

Total Turkey					14,554,910

Venezuela - 3.2%
Bolivarian Republic of Venezuela	5.750%	2/26/16	12,923,000		11,840,699	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Venezuela - continued
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	9,309,000	$8,075,557	(a)

Total Venezuela				19,916,256

TOTAL SOVEREIGN BONDS (Cost - $65,232,357)				71,131,565

			SHARES
COMMON STOCKS - 1.7%
CONSUMER DISCRETIONARY - 0.5%
Hotels, Restaurants & Leisure - 0.0%
Bossier Casino Venture Holdco Inc.			90,995	181,990	*(b)(d)

Media - 0.5%
Charter Communications Inc., Class A Shares			37,875	2,843,276	*
Cumulus Media Inc., Class A Shares			22,777	62,409	*

Total Media				2,905,685

TOTAL CONSUMER DISCRETIONARY				3,087,675

ENERGY - 0.7%
Energy Equipment & Services - 0.7%
KCAD Holdings I Ltd.			395,216,044	4,296,394	(b)(d)

INDUSTRIALS - 0.5%
Marine - 0.5%
DeepOcean Group Holding AS			111,638	2,026,241	(b)(d)
Horizon Lines Inc., Class A Shares			781,280	1,078,166	*

TOTAL INDUSTRIALS				3,104,407

TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
World Access Inc.			10,212	9	*(d)

TOTAL COMMON STOCKS (Cost - $9,992,983)				10,488,485

CONVERTIBLE PREFERRED STOCKS - 0.0%
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Citigroup Inc. (Cost - $128,029)	7.500%		1,400	135,772

PREFERRED STOCKS - 1.3%
FINANCIALS - 1.2%
Consumer Finance - 1.0%
GMAC Capital Trust I	8.125%		239,750	6,020,122	(f)

Diversified Financial Services - 0.2%
Citigroup Capital XIII	7.875%		56,875	1,583,969	(f)

TOTAL FINANCIALS				7,604,091

INDUSTRIALS - 0.1%
Road & Rail - 0.1%
Jack Cooper Holdings Corp.	20.000%		5,007	505,707	(a)(b)

TOTAL PREFERRED STOCKS (Cost - $8,134,002)				8,109,798

		EXPIRATION DATE	WARRANTS
WARRANTS - 0.1%
Charter Communications Inc.		11/30/14	4,556	118,456	*(b)
Jack Cooper Holdings Corp.		12/15/17	3,438	257,850	*
Jack Cooper Holdings Corp.		5/6/18	1,123	84,225	*

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY		EXPIRATION DATE	WARRANTS	VALUE
WARRANTS - continued
Nortek Inc.		12/7/14	5,120	$25,600	*(b)(d)
SemGroup Corp.		11/30/14	15,416	204,879	*(b)(d)

TOTAL WARRANTS (Cost - $135,789)				691,010

			NOTIONAL AMOUNT †
PURCHASED OPTIONS - 0.0%
Credit default swaption with Banc of America Securities LLC to buy protection on Markit CDX.NA.HY.18 Index, Put @ $97.50		10/17/12	17,226,000	27,403
Credit default swaption with Banc of America Securities LLC to buy protection on Markit CDX.NA.HY.18 Index, Put @ $97.50		10/17/12	5,167,800	8,221
Credit default swaption with Barclays Capital Inc. to buy protection on Markit CDX.NA.HY.18 Index, Put @ $97.50		10/17/12	3,762,000	5,985

TOTAL PURCHASED OPTIONS (Cost - $312,048)				41,609

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $598,951,299)				613,484,245

		MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENTS - 0.5%
Repurchase Agreements - 0.5%
Barclays Capital Inc. tri-party repurchase agreement dated 9/28/12; Proceeds at maturity - $3,000,038; (Fully collateralized by U.S. government obligations, 0.875% due 1/31/17; Market value - $3,060,870) (Cost - $3,000,000)	0.150%	10/1/12	3,000,000	3,000,000

TOTAL INVESTMENTS - 100.2% (Cost - $601,951,299#)				616,484,245
Liabilities in Excess of Other Assets - (0.2)%				(1,449,180)

TOTAL NET ASSETS - 100.0%				$615,035,065

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(c)	Value is less than $1.

(d)	Illiquid security.

(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	The coupon payment on these securities is currently in default as of September 30, 2012.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	All or a portion of this loan is unfunded as of September 30, 2012. The interest rate for fully unfunded term loans is to be determined.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
MXN	— Mexican Peso
PEN	— Peruvian Nuevo Sol

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	EXPIRATION DATE	STRIKE PRICE	NOTIONAL AMOUNT†	VALUE
SCHEDULE OF WRITTEN OPTIONS
Credit default swaption with Banc of America Securities LLC to buy protection on Markit CDX.NA.HY.18 Index, Call	10/17/12	$99.00	17,226,000	$297,209
Credit default swaption with Banc of America Securities LLC to buy protection on Markit CDX.NA.HY.18 Index, Call	10/17/12	99.00	5,167,800	89,162
Credit default swaption with Banc of America Securities LLC to sell protection on Markit CDX.NA.HY.18 Index, Put	10/17/12	94.50	17,226,000	9,374
Credit default swaption with Banc of America Securities LLC to sell protection on Markit CDX.NA.HY.18 Index, Put	10/17/12	94.50	5,167,800	2,812
Credit default swaption with Barclays Capital Inc. to buy protection on Markit CDX.NA.HY.18 Index, Call	10/17/12	99.00	3,762,000	64,908
Credit default swaption with Barclays Capital Inc. to sell protection on Markit CDX.NA.HY.18 Index, Put	10/17/12	95.00	3,762,000	2,047

TOTAL WRITTEN OPTIONS (Premiums received - $240,629)				$465,512

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Global High Yield Bond Fund (formerly known as Legg Mason Western Asset Global High Yield Bond Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes		$502,962,652	$5,633,489		$508,596,141
Collateralized senior loans	—	12,464,602	0	*	12,464,602
Convertible bonds & notes	—	1,825,263	—		1,825,263
Sovereign bonds	—	71,131,565	—		71,131,565
Common stocks	$3,983,860	—	6,504,625		10,488,485
Convertible preferred stocks	135,772	—	—		135,772
Preferred stocks	7,604,091	505,707	—		8,109,798
Warrants	—	665,410	25,600		691,010
Purchased options	—	41,609	—		41,609

Total long-term investments	$11,723,723	$589,596,808	$12,163,714		$613,484,245

Short-term investments†	—	3,000,000	—		3,000,000

Total investments	$11,723,723	$592,596,808	$12,163,714		$616,484,245

Other financial instruments:
Forward foreign currency contracts	—	$8,179	—		$8,179

Total	$11,723,723	592,604,987	$12,163,714		$616,492,424

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other financial instruments:
Written options	—	$465,512	—		$465,512
Forward foreign currency contracts	—	1,807,394	—		1,807,394
Credit default swaps on credit indices- buy protection‡	—	294,540	—		294,540

Total	—	$2,567,446	—		$2,567,446

†	See Schedule of Investments for additional detailed categorizations.

*	Value is less than $1.

‡	Values include any premiums paid or received with respect to swap contracts.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	COLLATERALIZED SENIOR LOANS	COMMON STOCK	PREFERRED STOCKS	WARRANTS	TOTAL
Balance as of December 31, 2011	$6,341,904	$2,350,000	$5,294,170	$500,700	$385,088	$14,871,862
Accrued premiums/discounts	25,225	479	—	—	—	25,704
Realized gain (loss)	—	—	—	—	—	—
Change in unrealized appreciation
(depreciation)(1)	81,001	(479)	762,609	5,007	187,466	1,035,604
Purchases	1,367,208	—	447,845	—	—	1,815,053
Sales	(1,090,000)	(2,350,000)	—	—	—	(3,440,000)
Transfers into of Level 3(2)	2,103,700	—	—	—	—	2,103,700
Transfers out of Level 3(3)	(3,195,549)	—	—	(505,707)	(546,954)	(4,248,210)

Balance as of September 30, 2012	$5,633,489	$0 *	$6,504,624	—	$25,600	$12,163,713

Net change in unrealized appreciation (depreciation) for investments in securities
still held at September 30, 2012(1)	$(136,113)	(479)	$762,609	—	$11,776	$637,793

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Value is less than $1.

(1)

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(2)	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

(3)	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Notes to Schedule of Investments (unaudited) (continued)

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At September 30, 2012, the Fund had sufficient cash and/or securities to cover these commitments.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of September 30, 2012, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended September 30, 2012, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront

Notes to Schedule of Investments (unaudited) (continued)

payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(i) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar

Notes to Schedule of Investments (unaudited) (continued)

can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of September 30, 2012, the Fund held written options, forward foreign currency contracts and credit default swaps with credit related contingent features which had a liability position of $2,567,446. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of September 30, 2012, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $660,000, which could be used to reduce the required payment.

(m) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$36,820,661
Gross unrealized depreciation	(22,287,715)

Net unrealized appreciation	$14,532,946

During the period ended September 30, 2012, written option transactions for the Fund were as follows:

	Notional Amounts	Premiums
Written options, outstanding as of December 31, 2011	—	—
Options written	$305,222,200	$3,211,057
Option exercised	—	—
Options closed	(102,328,000)	(1,894,124)
Options expired	(150,582,600)	(1,076,304)

Written options, outstanding as of September 30, 2012	$52,311,600	$240,629

At September 30, 2012, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Brazilian Real	JP Morgan Chase	500,000	$245,264	11/16/12	$(195)

Contracts to Sell:
British Pound	BNP Paribas	636,233	1,027,250	11/16/12	(38,625)
British Pound	Citibank N.A.	4,227,252	6,825,244	11/16/12	(238,149)
British Pound	UBS AG	3,746,305	6,048,714	11/16/12	(201,182)

Notes to Schedule of Investments (unaudited) (continued)

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Euro	Citibank N.A.	750,000	964,222	11/16/12	6,701
Euro	Citibank N.A.	3,124,770	4,017,296	11/16/12	(145,284)
Euro	Goldman Sachs	6,339,269	8,149,950	11/16/12	(302,569)
Euro	JP Morgan Chase	1,345,000	1,729,172	11/16/12	(65,622)
Euro	UBS AG	1,400,000	1,799,881	11/16/12	1,478
Euro	UBS AG	19,033,585	24,470,136	11/16/12	(815,768)

					(1,799,020)

Net unrealized loss on open forward foreign currency contracts					$(1,799,215)

At September 30, 2012, the Fund held the following swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION [1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
BNP Paribas (MARKIT CDX.NA.HY.17 Index)	$3,312,000	12/20/16	5.000% quarterly	$(58,727)	$82,901	$(141,628)
BNP Paribas (MARKIT CDX.NA.HY.17 Index)	2,016,000	12/20/16	5.000% quarterly	(35,747)	52,655	(88,402)
Morgan Stanley & Co. Inc. (MARKIT CDX.NA.HY.17 Index)	3,936,000	12/20/16	5.000% quarterly	(69,791)	107,087	(176,878)
BNP Paribas (MARKIT CDX.NA.HY.18 Index)	9,553,500	6/20/17	5.000% quarterly	(59,722)	408,251	(467,973)
Barclays Capital Inc. (MARKIT CDX.NA.HY.18 Index)	11,286,000	6/20/17	5.000% quarterly	(70,553)	142,752	(213,305)

Total	$30,103,500			$(294,540)	$793,646	$(1,088,186)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2012.

			Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Foreign Exchange Risk	—	—	$8,179	$(1,807,394)	—	$(1,799,215)
Credit Risk	$41,609	$(465,512)	—	—	$(294,540)	(718,443)

Total	$41,609	$(465,512)	$8,179	$(1,807,394)	$(294,540)	$(2,517,658)

Notes to Schedule of Investments (unaudited) (continued)

During the period ended September 30, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$661,409
Written options	583,186
Forward foreign currency contracts (to buy)	4,573,423
Forward foreign currency contracts (to sell)	57,658,624

Average Notional Balance
Credit default swap contracts (to buy protection)	$16,796,900
Credit default swap contracts (to sell protection) †	7,524,000

†	At September 30, 2012, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: November 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: November 26, 2012

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date: November 26, 2012